EXHIBIT 10.1

                            SHARE PURCHASE AGREEMENT

         This Share Purchase Agreement ("Agreement"), dated as of June 28, 2012, among Orphan Holdings of Texas, Inc., a Nevada corporation (the "Seller"), Rangeford Resources, Inc. ("RR") a Nevada corporation, and RF Colorado Ventures, LLC (the "Buyer"), a Colorado limited liability company. This agreement supersedes any prior agreements or understandings.


                              W I T N E S S E T H:


     A. WHEREAS, the Seller owns 9,900,000 restricted shares of common stock of RR in the aggregate.

     B. WHEREAS, Buyer wishes to purchase an aggregate of 9,900,000 restricted shares of common stock (the "Purchase Shares"), and the Seller desires to sell the Purchase Shares to Buyer.

     C. RR is joining in this agreement to solely provide certain covenants, warranties, and representations.

     NOW, THEREFORE, it is agreed among the parties as follows:

                                   ARTICLE I

                                The Consideration

     1.1 Subject to the conditions set forth herein, Seller shall sell to Buyer and Buyer shall purchase an aggregate of 9,900,000 restricted shares of common stock of RR from Seller. The purchase price for the shares to be paid by Buyer to Seller is $300,000 (the "Consideration") of which $142,000 is acknowledged as paid to Seller, and $10,000 is paid herewith all of which is deemed consideration for this Share Purchase Agreement subject to the conditions hereof, and the balance of $148,000 shall be paid in the form of cash at closing. Said total deposit of $152,000 is non-refundable if Buyer fails to perform under the Agreement.

                                   ARTICLE II

                        Closing and Conveyance of Shares

     2.1 The Purchase Shares shall be conveyed by Seller to Buyer with duly executed stock powers by depositing all of the Purchase shares with Escrow Agent for delivery to Buyer, upon receipt of the Consideration by Seller, and satisfaction of: (a) the conditions precedent in Article VI; and (b) procedures in Article V.

     2.2 Closing  hereunder  shall be completed by delivery to escrow to Michael
A. Littman, Esq. ("Escrow Account") of the requisite closing documents, cash consideration and share certificates on or before July 31, 2012 at 5:00 p.m. MST ("Closing Date") subject to satisfaction of the terms and conditions set forth

                                                                Initials     RR:

                                                                         Seller:

                                                                          Buyer:

herein. Consideration may be delivered by Federal Express or wire transfers, and any closing documents may be delivered by facsimile, Federal Express or other appropriate means.

     2.3 All parties agree that time is of the essence and agree that Closing Date shall occur upon the earlier of (a) July 31, 2012 or that (b) the satisfaction of (i) the conditions precedent in Article VI; and (ii) procedures in Article V have been met and delivery of the Purchase Shares have been delivered to the Escrow Agent.

                                  ARTICLE III

      Representations, Warranties, and Covenants of Seller and RR as to RR

         Seller and RR each hereby represent, warrant and covenant to Buyer as follows:

     3.1 RR is a corporation duly organized and validly existing under the laws of the State of Nevada. RR is currently not in good standing with the Nevada Secretary of State ("NVSOS") as its annual list of officers and directors is past due. However, as a precedent to closing on July 31, 2012, RR shall deliver to the Escrow Agent a ""Good Standing" certificate from the NVSOS along with the updated, NVSOS date stamped Annual List of Officers and Directors. The Articles of Incorporation and the minute books of RR, copies of which have been made available to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of RR, from the date of inception in Nevada.

     3.2 (a) The authorized capital stock of RR consists of 75,000,000 shares of common stock, of which 10,081,700 shares of common stock are issued and outstanding. During period from inception, Seller has issued no options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of RR, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of RR, except for a 100,000 share warrant to Mundial Financial Group, Inc. (dba Glendale Securities), a California limited liability company, at $0.20 per share. Seller warrants that there are no other options, warrants, rights, securities, convertible or exchangeable for any shares of capital stock of RR or contracts or arrangements of any kind relating to the issuance sale or transfer of any capital stock or other equity securities of RR.

     (b) The Seller owns the Purchase Shares that the Seller is conveying pursuant to this Agreement beneficially and of record, free and clear of any lien, pledge, security interest or other encumbrance, and, upon payment for the Purchase Shares as provided in this Agreement, the Buyer will acquire good and valid title to the Purchase Shares, free and clear of any lien, pledge, security interest or other encumbrance. None of the Purchase Shares are the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof except for this Agreement. The Seller has full right and authority to transfer such Purchase Shares pursuant to the terms of this Agreement.

                                                                Initials     RR:

                                                                         Seller:

                                                                          Buyer:

     3.3 RR does not own nor has it owned, during the term of Seller's ownership of RR shares, any outstanding shares of capital stock or other equity interests of any partnership, joint venture, trust, corporation, limited liability company or other entity and, to the best of Seller's knowledge, there are no obligations of RR to repurchase, redeem or otherwise acquire any capital stock or equity interest of another entity, which have arisen or been contractually agreed upon during the term of inception, to present date.

     3.4 This Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and RR and is a valid and binding agreement and obligation of RR and Seller enforceable against the parties in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and Seller and RR have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

     3.5 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Seller or RR will conflict with or result in a breach or violation of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over RR or Seller.

     3.6 The representations and warranties of RR shall be true and correct as of the date hereof. Other than as contained in this Agreement, Seller makes no representations or warranties whatsoever to Buyer as to any matter relating to RR finances, stock, debts, or any other obligations.

     3.7 No representation or warranty by RR or the Seller in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

     3.8 The Buyer has not received any general solicitation or general advertising regarding the shares of Seller's common stock.

                                   ARTICLE IV

             Representations, Warranties, and Covenants of the Buyer

     4.1 The Buyer understands that the Purchase Shares comprise restricted stock, which has not been registered with the Securities and Exchange Commission, any state securities agency or any foreign securities agency, and further, which has not been approved or disapproved by the Securities and Exchange Commission, any state securities agency or any foreign securities agency.

                                                                Initials     RR:

                                                                         Seller:

                                                                          Buyer:

     4.2 The Buyer is acquiring the Purchase Shares solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of any federal securities act, state securities act or any other applicable federal or state laws

     4.3 The Buyer understands the speculative nature and risks of investments associated with the Purchase Shares, and confirms that the Purchase Shares are suitable for and consistent with Buyer's investment program; that Buyer's financial position enables Buyer to bear the risks of this investment; and that there is no guarantee Buyer will be able to sell the Purchase Shares to another subsequent buyer.

     4.4  Buyer   affirms  that  Buyer  will  not  transfer,   encumber,   sell,
hypothecate, or otherwise dispose of the Purchase Shares in any way that will violate any federal and/or state securities laws.

     4.5 Buyer has sufficient knowledge and experience in financial matters to evaluate the risks associated with Buyer's willing purchase of the Purchase Shares.

     4.6 Buyer is not a member of, or an associate or affiliate of a member of the Financial Industry Regulatory Authority.

     4.7 Buyer, and Buyer's agents, attorneys, and advisors shall have conducted within 10 days hereafter their own due diligence on RR, its past history, and its current status. They shall have inspected RR's prior SEC filings, FINRA correspondence and approvals, RR's corporate minutes, and RR's articles of organization, which will be provided to Buyer within 3 days hereafter. Buyer is buying the Purchase shares "as is," with no representations made by the Seller (or RR) as to the affairs or viability of RR, or as to assets, liabilities, or outstanding securities of the Company, and Buyer, on behalf of Buyer and Buyer's successors in interest (if any), hereby acknowledges and agrees by his execution of this Share Purchase Agreement that Seller is making no representations in this regard, and Buyer covenants hereby, as a material inducement to Seller to enter into this Agreement, and sell the Purchase Share at the price hereunder, not to sue Seller or RR for any implied representations, facts, or discoveries, express or implied which are not specifically warranted or represented in this document. Seller shall endeavor to correct any deficiencies in records or Board minutes.

                                   ARTICLE V
                              Procedure for Closing

     5.1 At the Closing Date, the purchase and sale shall be consummated after satisfaction of all conditions precedent set forth in Article VI, by Seller's restricted common stock certificates for the Purchase Shares being delivered, duly executed, for 9,900,000 restricted shares of common stock, and the delivery

                                                                Initials     RR:

                                                                         Seller:

                                                                          Buyer:

of the Consideration for Share Purchase to Escrow Agent from the Buyer, together with delivery of all other items, agreements, stock powers, warranties, and representations set forth in this Agreement.

     5.2 Escrow Agent is Michael A. Littman, Esq.

                                   ARTICLE VI

                           Conditions Precedent to the
                          Consummation of the Purchase

         The following are conditions precedent to the consummation of the Agreement on execution hereof or before the Closing Date, as may be applicable:

     6.1 Seller and RR shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date.

     6.2 RR's Board of Directors shall have adopted and approved this Agreement and the actions herein required.

     6.3 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

     6.4 The representations and warranties made by Seller and RR in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of changes caused by transactions suggested or approved in writing by the Buyer.

     6.5 Seller shall have obtained a release of any claim to 100,000 shares of common stock by Glendale Securities and cancellation of the Investment Banking Agreement, delivered at Closing. Common Stock Purchase Warrants for 100,000 shares of common stock at $0.20 per share to Mundial Financial Group, Inc. (dba Glendale Securities), a California limited liability, shall remain outstanding under Warrant terms.

                                                                Initials     RR:

                                                                         Seller:

                                                                          Buyer:

     6.6 Seller shall cause RR to file its Annual Report on Form 10K for the year ended March 31, 2012 (the "Form 10K"), so as to remain current in reporting at all times, and such Form 10K shall be filed prior to closing.

     6.7 Seller shall file all Section 13 and Section 16 filings required by the Securities Exchange Act of 1934 within 10 days after the date hereof.

     6.8 RR shall file a Current Report on Form 8K referencing this Agreement on or before July 5, 2012.

     6.9 RR shall maintain its OTCBB listing in good standing during all times prior to the Closing Date.

                                   ARTICLE VII

                           Termination and Abandonment

     7.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated at any time prior to or on the Closing Date:


     (a)  By mutual consent of parties;

     (b) By Buyer, if any condition set forth in Article VI relating to the Seller or RR has not been met, however Buyer reserves the right to recover its payments from Seller and RR hereunder;

     (c) By Seller or Buyer, if any suit, action, or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby; however Buyer reserves the right to recover its payments from Seller and RR hereunder.

     (d) By Buyer, if there is discovered any material error, misstatement or omission in the representations and warranties of Seller; however Buyer reserves the right to recover its payments from Seller and RR hereunder.

     (e) By the Seller, if the Closing does not occur, through no failure to perform or act by Seller, on July 31, 2012, unless extended under 9.13 hereof or if Buyer fails to deliver the consideration required herein by such date or extension date.



                                                                Initials     RR:

                                                                         Seller:

                                                                          Buyer:

                                  ARTICLE VIII

                         Continuing Representations and
                            Warranties and Covenants

     8.1 The respective representations, warranties, and covenants of the parties hereto and the covenants and agreements of the parties hereto shall survive after the closing under this Agreement in accordance with the terms thereof.

     8.2 There are no representations whatsoever about any matter relating to RR, Seller or any item contained in this Agreement, except as is contained in the express language of this Agreement.

     8.3 Seller and its agents and attorneys shall have no liability whatsoever for any matter, omission or representation not specifically disclosed herein, and Buyer, as a specific inducement to Seller hereby releases Seller and his agents and attorneys and covenants not to sue Seller, his agents and attorneys, under any circumstances for any matter not specifically and expressly represented within this document.

                                   ARTICLE IX

                                  Miscellaneous

     9.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

     9.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

     9.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

     9.4 This Agreement may not be amended except by written consent of both parties.

     9.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

To Seller:                 Orphan Holdings of Texas, Inc.
                           c/o Ted D. Campbell II
                           PO Box 1358
                           Spring Branch, TX 78070
                           Fax: (210) 568-4919

                                                                Initials     RR:

                                                                         Seller:

                                                                          Buyer:

To Buyer:                  RF Colorado Ventures, LLC.
                           7609 Ralston Road
                           Arvada, CO 80002

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

     9.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of the Buyer and Seller. However, RR may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

     9.7 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Colorado applicable to all agreements made hereunder. Venue and jurisdiction for any legal actions hereunder shall be District Court in and for Jefferson County, Colorado.

     9.8 In connection with this Agreement the parties have appointed the Escrow Agent, Michael A. Littman, Esq., who shall be authorized by this agreement to do the following:

     1) Accept the $148,000 (balance of Purchase Price) from Buyer pursuant to the contract.
     2) Accept the common stock certificates of RR being sold with duly signed and guaranteed signatures on stock powers.
     3) Upon receipt of the payment as set forth in 1) above, deliver the proceeds received at closing from the escrow in accordance with separate written instructions from Seller.
     4) Upon final payment hereunder, transmit by Federal Express the stock certificates to Buyer.
     5) In the event of default in delivery of cash or certificates by a party under this agreement, any cash or certificates received from the other party shall be returned to the remitting party three (3) business days after default, and the transaction shall terminate with Seller retaining the deposit, if Seller is the non-defaulting party. If Seller defaults in delivery of certificates, then the initial deposit shall be returned to Buyer.
     6) Escrow Agent is specifically indemnified and held harmless hereby for his actions or inactions in following these instructions. In the event of a dispute involving the escrow instructions or the consideration to be delivered in escrow, the Escrow Agent is authorized to implead the consideration received into the District Court of Jefferson County, Colorado upon ten days written notice, and be relieved of any further

                                                                Initials     RR:

                                                                         Seller:

                                                                          Buyer:

          escrow duties thereupon. Any and all costs of attorney's fees and legal actions of Escrow Agent for any dispute resolution or impleader action shall be paid in equal shares by the parties to this agreement.

     9.9 Escrow Agent will forward the "Balance Payment" to Orphan Holdings of Texas, Inc. pursuant to wire instructions as provided by Orphan subject to deduction of legal fees of $40,000 to Michael A. Littman. Orphan must deliver Rangeford Stock to Escrow Agent by Closing. Upon receipt of the Final Payment and the Rangeford Stock by Closing, the Rangeford Stock Certificates will be forwarded to Buyer and the Final Payment due to the Seller forwarded pursuant to Seller's instructions.

     9.10 At Closing, the officers shall resign, and the directors shall appoint three new directors of Buyer's choice, with such prior directors resigning effective ten (10) days after compliance with Section 14f of the Securities and Exchange Act of 1934.

     9.11 This contract is contingent upon Buyer having the ability and option to change the transfer agent without penalty in excess of $2,500 (at Buyer's Expense).

     9.12 The Buyer acknowledges and accepts that there is an outstanding warrant to Mundial Financial Group, Inc. (dba Glendale Securities), a California limited liability company, for 100,000 shares of common stock, exercisable at $0.20 per share.

     9.13 Extensions: This Share Purchase Agreement may be extended in writing in additional 15 day increments for an additional extension fee of $20,000 per extension - such fees not to be credited against the purchase price.



                   (REST OF THE PAGE INTENTIONALLY LEFT BLANK)













                                                                Initials     RR:

                                                                         Seller:

                                                                          Buyer:

         IN WITNESS WHEREOF, the parties have executed this Agreement this 5th day of June, 2012.


JOINING ISSUER                                  SELLER:

RANGEFORD RESOURCES, INC.                       ORPHAN HOLDINGS OF TEXAS, INC.,
                                                A NEVADA CORPORATION


By:
    ---------------------------------           --------------------------------
       Fred Zeigler                                 Ted D. Campbell II
       President                                    President



                                                BUYER:

                                                RF COLORADO VENTURES, LLC
                                                RF VENTURES, INC. AS MANAGER


                                                By:
                                                Name:
                                                Title:









                                                                Initials     RR:

                                                                         Seller:

                                                                          Buyer: